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                                                                   EXHIBIT 10.17

Assignment Agreement made May 26, 2000 between UCAR Graph-Tech Inc., a Delaware corporation ("ASSIGNOR"), and UCAR Carbon Company Inc., a Delaware corporation ("ASSIGNEE").


RECITALS:

WHEREAS a Memorandum of Understanding was made on April 12, 2000 between the ASSIGNOR and Mazarin Mining Corporation Inc. ("MAZARIN") with respect to a graphite deposit located at Lac Knife in the Province of Quebec, Canada and to an acquisition by the ASSIGNOR or a company to be owned by or affiliated to the ASSIGNOR of an Equity Investment (as this term is defined at section 1 hereinafter) in the share capital of MAZARIN (the "MOU");

WHEREAS the ASSIGNEE is an affiliate of the ASSIGNOR as the term affiliate is defined in the MOU;

WHEREAS the ASSIGNOR and the ASSIGNEE wish to enter into an agreement whereby the rights, interests and benefits under the MOU with respect to the transfer, assignment and conveyance of the rights, benefits and interests of the ASSIGNOR provided for in the MOU but only as they concern the Equity Investment as above described are assigned, transferred and conveyed to the ASSIGNEE;

WHEREAS the ASSIGNOR and the ASSIGNEE wish to hereby consign in writing the terms and conditions of their agreements as to said assignment, transfer and conveyance;


NOW THIS AGREEMENT WITNESSES AS FOLLOWS:

1. ASSIGNMENT. For good and valid consideration, of which the ASSIGNOR acknowledges receipt and for which release and discharge is hereby given, the ASSIGNOR assigns, transfers and conveys its rights, benefits and interests with respect to the acquisition of an equity investment in the share capital of MAZARIN as provided for in the MOU, in particular at section 6 of its recitals, at its section 10 and at its Appendix "B" (the "Equity Investment") to the ASSIGNEE, who accepts such assignment, transfer and conveyance.

2. ASSUMPTION. The ASSIGNEE hereby agrees to be bound by the provisions of the MOU as they concern the Equity Investment and assume the ASSIGNOR'S obligations, undertakings, representations and warranties as they relate specifically to said Equity Investment and as if the ASSIGNEE, in this regard, had signed the MOU, in the place of the ASSIGNOR.

3. NOTICES. Any notice or other communication to be given hereunder may be effectively given to a party by delivering the same at the addresses hereinafter set forth or by sending the same by prepaid registered mail, prepaid courier or telecopy to such party at such addresses and numbers. Any notice so mailed shall be deemed to have been received on the third (3rd) business day following the mailing thereof and if given by delivery or telecopy the same shall be deemed to have been received upon delivery or upon
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         transmission. The mailing and telecopy address of the parties for the purposes hereof shall be:

         3.1      If to the ASSIGNOR:

                  UCAR GRAPH-TECH INC.
                  11709, Madison Avenue
                  Lakewood, Ohio 44107
                  USA

                  Attention:
                  Facsimile: (216) 529-3888

         3.2      If to the ASSIGNEE:

                  UCAR CARBON COMPANY INC.
                  3102 West End Avenue, Suite 1100
                  Nashville, Tennessee 37203
                  USA

                  Attention:
                  Facsimile: (615) 760-7785

         Any party may from time to time notify the other in accordance with the provisions hereof of any change of address which thereafter, until changed by like notice, shall be the address of such party for the purposes of this agreement. In the event of actual or threatened postal interruption, notice shall be made by delivery or telecopy. Receipt of a courtesy copy of any notice or other communication shall not be a condition to the effectiveness thereof.

4. INVALID OR UNENFORCEABLE PROVISIONS. If any provision of this agreement is judicially determined to be invalid or unenforceable, the remainder of this agreement shall not be affected thereby and shall be applied and construed as if such invalid or unenforceable provision had been omitted.

5. FURTHER ASSURANCES. Each party shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and the like and will cause the doing of such acts and will cause the execution of such further documents as are within its powers as any other party may in writing at any time and from time to time reasonably request to be done and/or executed, in order to give full effect to the provisions of the present agreement.

6. ENTIRE AGREEMENT. This agreement, with respect to its specific subject matter, together with any agreements and other documents to be delivered pursuant hereto constitutes the only and entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral between the parties. There are no representations, warranties, conditions, other

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         agreements or acknowledgments, whether direct or collateral, express or implied, that form part or affect this agreement.

7. ENGLISH LANGUAGE. The parties have expressly required that this agreement and all documents and notices relating hereto be drafted in English. Les parties aux presentes ont expressement exige que la presente convention et tous les documents et avis qui y sont afferents seront rediges en anglais.

8. GOVERNING LAW. This agreement evidences a binding agreement between the parties and shall be governed by and construed in accordance with the laws of Ontario and the federal laws applicable therein.

9.       RECITALS. The recitals form an integral part of the present agreement.

IN WITNESS WHEREOF the parties hereto have executed this agreement in as of the date first above written,

                                             THE ASSIGNOR

                                             UCAR GRAPH-TECH INC.


                                             Per:  /s/ John J. Wetula
                                                   ------------------------
                                                   (Authorized signature)

                                                   President
                                                   ------------------------
                                                   (Position)


                                             THE ASSIGNEE

                                             UCAR CARBON COMPANY INC.


                                             Per:  /s/ Craig S. Shular
                                                   -------------------------
                                                   (Authorized signature)


                                                   EVP-CFO
                                                   -------------------------
                                                   (Position)



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                                     CONSENT


Mazarin Mining Corporation Inc. ("MAZARIN"), a Quebec corporation, hereby declares that it has examined the present agreement, is satisfied of its content and, to the extent this may be required, consents to the assignment, transfer and conveyance described therein in accordance with its terms and conditions.

IN WITNESS WHEREOF, MAZARIN has executed the present consent in Quebec City, as of the date first above written.


                                                MAZARIN MINING CORPORATION INC.




                                                Per:/s/ J. Bonneau
                                                    -------------------------
                                                    (Authorized signature)


                                                    President - C.E.O.
                                                    -------------------------
                                                    (Position)


                                                Per:/s/ Robert Dutil
                                                    -------------------------
                                                    (Authorized signature)


                                                    Chairman
                                                    -------------------------
                                                    (Position)


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